                                                                      EXHIBIT 24

                               POWER OF ATTORNEY
                               -----------------

  WHEREAS, Cincinnati Milacron Inc. (the "Corporation") proposed to file with the Securities and Exchange Commission under the Securities Act of 1933, a Registration Statement to register up to $125,000,000 principal amount of Notes Due 2004.

  NOW THEREFORE, I, in my capacity as a director and/or officer of the Corporation, hereby appoint Ronald D. Brown, Wayne F. Taylor and Walter S. Wood and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in my name, place and stead, in my capacity as a director and/or officer of the Corporation, said Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file same with the Securities and Exchange Commission, all as fully to all intents and purposes as I might or could do in person, and I hereby ratify and approve the acts of said attorneys and each of them.

  IN WITNESS WHEREOF, I have executed this instrument this 22 day of December, 1993.


                                                /s/ Daniel J. Meyer
                                                -------------------
                                                Daniel J. Meyer
                                                Chairman, Chief Executive
                                                Officer and Director

                               POWER OF ATTORNEY
                               -----------------

  WHEREAS, Cincinnati Milacron Inc. (the "Corporation") proposed to file with the Securities and Exchange Commission under the Securities Act of 1933, a Registration Statement to register up to $125,000,000 principal amount of Notes Due 2004.

  NOW THEREFORE, I, in my capacity as a director and/or officer of the Corporation, hereby appoint Ronald D. Brown, Wayne F. Taylor and Walter S. Wood and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in my name, place and stead, in my capacity as a director and/or officer of the Corporation, said Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file same with the Securities and Exchange Commission, all as fully to all intents and purposes as I might or could do in person, and I hereby ratify and approve the acts of said attorneys and each of them.

  IN WITNESS WHEREOF, I have executed this instrument this 23 day of December, 1993.


                                                /s/ Raymond E. Ross
                                                -------------------
                                                Raymond E. Ross
                                                President, Chief Operating
                                                Officer and Director

                               POWER OF ATTORNEY
                               -----------------

  WHEREAS, Cincinnati Milacron Inc. (the "Corporation") proposed to file with the Securities and Exchange Commission under the Securities Act of 1933, a Registration Statement to register up to $125,000,000 principal amount of Notes Due 2004.

  NOW THEREFORE, I, in my capacity as a director and/or officer of the Corporation, hereby appoint Ronald D. Brown, Wayne F. Taylor and Walter S. Wood and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in my name, place and stead, in my capacity as a director and/or officer of the Corporation, said Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file same with the Securities and Exchange Commission, all as fully to all intents and purposes as I might or could do in person, and I hereby ratify and approve the acts of said attorneys and each of them.

  IN WITNESS WHEREOF, I have executed this instrument this 23 day of December, 1993.


                                                /s/ Darryl F. Allen
                                                -------------------
                                                Darryl F. Allen
                                                Director

                               POWER OF ATTORNEY
                               -----------------

  WHEREAS, Cincinnati Milacron Inc. (the "Corporation") proposed to file with the Securities and Exchange Commission under the Securities Act of 1933, a Registration Statement to register up to $125,000,000 principal amount of Notes Due 2004.

  NOW THEREFORE, I, in my capacity as a director and/or officer of the Corporation, hereby appoint Ronald D. Brown, Wayne F. Taylor and Walter S. Wood and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in my name, place and stead, in my capacity as a director and/or officer of the Corporation, said Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file same with the Securities and Exchange Commission, all as fully to all intents and purposes as I might or could do in person, and I hereby ratify and approve the acts of said attorneys and each of them.

  IN WITNESS WHEREOF, I have executed this instrument this 24 day of December, 1993.


                                                /s/ Neil A. Armstrong
                                                ---------------------
                                                Neil A. Armstrong
                                                Director

                               POWER OF ATTORNEY
                               -----------------

  WHEREAS, Cincinnati Milacron Inc. (the "Corporation") proposed to file with the Securities and Exchange Commission under the Securities Act of 1933, a Registration Statement to register up to $125,000,000 principal amount of Notes Due 2004.

  NOW THEREFORE, I, in my capacity as a director and/or officer of the Corporation, hereby appoint Ronald D. Brown, Wayne F. Taylor and Walter S. Wood and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in my name, place and stead, in my capacity as a director and/or officer of the Corporation, said Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file same with the Securities and Exchange Commission, all as fully to all intents and purposes as I might or could do in person, and I hereby ratify and approve the acts of said attorneys and each of them.

  IN WITNESS WHEREOF, I have executed this instrument this 23 day of December, 1993.


                                                /s/ Lyle Everingham
                                                ---------------------
                                                Lyle Everingham
                                                Director

                               POWER OF ATTORNEY
                               -----------------

  WHEREAS, Cincinnati Milacron Inc. (the "Corporation") proposed to file with the Securities and Exchange Commission under the Securities Act of 1933, a Registration Statement to register up to $125,000,000 principal amount of Notes Due 2004.

  NOW THEREFORE, I, in my capacity as a director and/or officer of the Corporation, hereby appoint Ronald D. Brown, Wayne F. Taylor and Walter S. Wood and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in my name, place and stead, in my capacity as a director and/or officer of the Corporation, said Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file same with the Securities and Exchange Commission, all as fully to all intents and purposes as I might or could do in person, and I hereby ratify and approve the acts of said attorneys and each of them.

  IN WITNESS WHEREOF, I have executed this instrument this 23 day of December, 1993.


                                                /s/ James A. D. Geier
                                                ----------------------
                                                James A. D. Geier
                                                Director

                               POWER OF ATTORNEY
                               -----------------

  WHEREAS, Cincinnati Milacron Inc. (the "Corporation") proposed to file with the Securities and Exchange Commission under the Securities Act of 1933, a Registration Statement to register up to $125,000,000 principal amount of Notes Due 2004.

  NOW THEREFORE, I, in my capacity as a director and/or officer of the Corporation, hereby appoint Ronald D. Brown, Wayne F. Taylor and Walter S. Wood and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in my name, place and stead, in my capacity as a director and/or officer of the Corporation, said Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file same with the Securities and Exchange Commission, all as fully to all intents and purposes as I might or could do in person, and I hereby ratify and approve the acts of said attorneys and each of them.

  IN WITNESS WHEREOF, I have executed this instrument this 24 day of December, 1993.


                                                /s/ Harry A. Hammerly
                                                ---------------------
                                                Harry A. Hammerly
                                                Director

                               POWER OF ATTORNEY
                               -----------------

  WHEREAS, Cincinnati Milacron Inc. (the "Corporation") proposed to file with the Securities and Exchange Commission under the Securities Act of 1933, a Registration Statement to register up to $125,000,000 principal amount of Notes Due 2004.

  NOW THEREFORE, I, in my capacity as a director and/or officer of the Corporation, hereby appoint Ronald D. Brown, Wayne F. Taylor and Walter S. Wood and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in my name, place and stead, in my capacity as a director and/or officer of the Corporation, said Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file same with the Securities and Exchange Commission, all as fully to all intents and purposes as I might or could do in person, and I hereby ratify and approve the acts of said attorneys and each of them.

  IN WITNESS WHEREOF, I have executed this instrument this 22 day of December, 1993.


                                                /s/ Robert P. Lienesch
                                                ----------------------
                                                Robert P. Lienesch
                                                Controller

                               POWER OF ATTORNEY
                               -----------------

  WHEREAS, Cincinnati Milacron Inc. (the "Corporation") proposed to file with the Securities and Exchange Commission under the Securities Act of 1933, a Registration Statement to register up to $125,000,000 principal amount of Notes Due 2004.

  NOW THEREFORE, I, in my capacity as a director and/or officer of the Corporation, hereby appoint Ronald D. Brown, Wayne F. Taylor and Walter S. Wood and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in my name, place and stead, in my capacity as a director and/or officer of the Corporation, said Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file same with the Securities and Exchange Commission, all as fully to all intents and purposes as I might or could do in person, and I hereby ratify and approve the acts of said attorneys and each of them.

  IN WITNESS WHEREOF, I have executed this instrument this 23 day of December, 1993.


                                                /s/ James E. Perella
                                                --------------------
                                                James E. Perella
                                                Director

                               POWER OF ATTORNEY
                               -----------------

  WHEREAS, Cincinnati Milacron Inc. (the "Corporation") proposed to file with the Securities and Exchange Commission under the Securities Act of 1933, a Registration Statement to register up to $125,000,000 principal amount of Notes Due 2004.

  NOW THEREFORE, I, in my capacity as a director and/or officer of the Corporation, hereby appoint Ronald D. Brown, Wayne F. Taylor and Walter S. Wood and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in my name, place and stead, in my capacity as a director and/or officer of the Corporation, said Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file same with the Securities and Exchange Commission, all as fully to all intents and purposes as I might or could do in person, and I hereby ratify and approve the acts of said attorneys and each of them.

  IN WITNESS WHEREOF, I have executed this instrument this 23 day of December, 1993.


                                                /s/ Joseph A. Steger
                                                --------------------
                                                Joseph A. Steger
                                                Director

                               POWER OF ATTORNEY
                               -----------------

  WHEREAS, Cincinnati Milacron Inc. (the "Corporation") proposed to file with the Securities and Exchange Commission under the Securities Act of 1933, a Registration Statement to register up to $125,000,000 principal amount of Notes Due 2004.

  NOW THEREFORE, I, in my capacity as a director and/or officer of the Corporation, hereby appoint Ronald D. Brown, Wayne F. Taylor and Walter S. Wood and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in my name, place and stead, in my capacity as a director and/or officer of the Corporation, said Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file same with the Securities and Exchange Commission, all as fully to all intents and purposes as I might or could do in person, and I hereby ratify and approve the acts of said attorneys and each of them.

  IN WITNESS WHEREOF, I have executed this instrument this 23 day of December, 1993.


                                                /s/ Harry C. Stonecipher
                                                ------------------------
                                                Harry C. Stonecipher
                                                Director

                               POWER OF ATTORNEY
                               -----------------

  WHEREAS, Cincinnati Milacron Inc. (the "Corporation") proposed to file with the Securities and Exchange Commission under the Securities Act of 1933, a Registration Statement to register up to $125,000,000 principal amount of Notes Due 2004.

  NOW THEREFORE, I, in my capacity as a director and/or officer of the Corporation, hereby appoint Ronald D. Brown, Wayne F. Taylor and Walter S. Wood and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in my name, place and stead, in my capacity as a director and/or officer of the Corporation, said Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file same with the Securities and Exchange Commission, all as fully to all intents and purposes as I might or could do in person, and I hereby ratify and approve the acts of said attorneys and each of them.

  IN WITNESS WHEREOF, I have executed this instrument this 23 day of December, 1993.


                                                /s/ Ronald D. Brown
                                                -------------------
                                                Ronald D. Brown
                                                Vice President-Finance